Exhibit 10.14

GUARANTY
(Lilis Energy, Inc.)

This GUARANTY (herein so called) dated June 22, 2016, is by Lilis Energy, Inc., a Nevada corporation (herein referred to as the “Guarantor”). Terms defined in the Credit Agreement (hereinafter defined) are used herein as therein defined, unless otherwise defined herein or the context otherwise requires.

R E C I T A L S:

WHEREAS, Brushy Resources, Inc. (f/k/a Starboard Resources, Inc.), a Delaware corporation (the “Borrower”) and Independent Bank (the “Lender”) entered into the Credit Agreement dated June 27, 2013 (such agreement, as the same may have been or be from time to time supplemented or amended, or the terms thereof waived or modified being the “Credit Agreement”) to set forth the terms upon which the Lender would extend credit to the Borrower; and

WHEREAS, Events of Default have occurred under the Credit Agreement; and

WHEREAS, the Borrower and the Lender previously entered into a Forbearance Agreement dated November 24, 2015 to set forth the terms and conditions upon which the Lender would agree to forbear from exercising its remedies (such agreement, as the same may have been or be from time to time supplemented or amended, or the terms thereof waived or modified being the “Forbearance Agreement”); and

WHEREAS, the Borrower and the Lender have entered or substantially contemporaneously herewith are entering into a Fourth Amendment to Forbearance Agreement, whereby the Lender agrees to further forbear from exercising various remedies under the Loan Documents and consents to the Borrower’s merger with a wholly owned subsidiary of the Guarantor under the terms and conditions set forth in such amendment (the “Forbearance Amendment”); and

WHEREAS, it is a condition to the Lender’s obligation to forbear from exercising various of its remedies that the Guarantor execute and deliver to the Lender this Guaranty; and

WHEREAS, the governing authority of the Guarantor has determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, the Guarantor;

NOW, THEREFORE, in order to induce the Lender to enter into the Forbearance Amendment and continue to forbear from exercising its remedies thereunder, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows:

1.                  The Guarantor, as primary obligor and not as surety, hereby irrevocably and unconditionally guarantees, independently of the Borrower, to the Lender the due and punctual payment when due by the Borrower of all amounts now or hereafter owed by the Borrower to the Lender including, without limitation, the Obligations and all other amounts payable under the Credit Agreement, the Note and the other Loan Documents to which the Borrower is a party, whether principal, interest or other amounts, including, without limitation, attorneys’ fees and costs of collection. The obligations of the Borrower guaranteed hereby and described in the preceding sentence are hereinafter referred to as the “Payment Obligations”. The Guarantor, as primary obligor and not merely as surety, also hereby irrevocably and unconditionally guarantees, independently of the Borrower, to the Lender the complete observance, fulfillment and performance by the Borrower of all the terms and conditions of the Credit Agreement and all other Loan Documents to which the Borrower is or will be a party. The obligations of the Borrower guaranteed hereby and described in the immediately preceding sentence are hereinafter referred to as the “Performance Obligations”.

2.                  The Guarantor hereby agrees that in the event that the Borrower fails to pay any Payment Obligations or the Borrower fails to perform any Performance Obligations for any reason (including, without limitation, the liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceedings affecting the status, existence, assets or obligations of the Borrower, or the disaffirmance by the Borrower in any such proceeding of any Loan Document to which the Borrower is a party), the Guarantor will pay such Payment Obligations and perform such Performance Obligations within ten days following the date on which written demand is made by the Lender on the Guarantor.

3.                  The obligations of the Guarantor hereunder shall not be affected by (i) the genuineness, validity, regularity or enforceability of any of the Borrower’s obligations under the Credit Agreement, the Note or any other Loan Document or any other document to which the Borrower is a party (including without limitation any finding that any such document is void or voidable), or (ii) any amendment, waiver or other modification of the Credit Agreement, the Note or any other Loan Document or other document given or executed with or without the consent of the Guarantor, or (iii) any priority or preference to which any other obligations of the Borrower may be entitled over the Borrower’s obligations under the Credit Agreement, the Note or any other Loan Document or other document to which the Borrower is a party, or (iv) the release of any collateral or guaranty now or hereafter securing the Payment Obligations or the Performance Obligations, or (v) to the fullest extent permitted by applicable law, any other circumstance which might otherwise constitute a legal or equitable defense to or discharge of the obligations of a surety or guarantor. This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if, for any reason, any payment by or on behalf of the Borrower shall be rescinded or must otherwise be restored, whether as a result of proceedings in bankruptcy or reorganization of the Borrower or otherwise, and the Guarantor guarantees, absolutely, irrevocably and unconditionally that all payments made by or on behalf of the Borrower in respect of its obligations under the Credit Agreement, the Note and the other Loan Documents will, when made, be final.

4.                  This Guaranty is a continuing guaranty and shall constitute a guaranty of payment and not of collection. The Guarantor specifically agrees that it shall not be necessary or required, and that the Guarantor shall not be entitled to require, that the Lender (i) file suit or proceed to obtain or assert a claim for personal judgment against the Borrower for the Payment Obligations or the Performance Obligations, or (ii) make any effort at a collection or enforcement of the Payment Obligations or the Performance Obligations from the Borrower, or (iii) foreclose against or seek to realize by suit or other process from any collateral pledged as security for the Payment Obligations or the Performance Obligations, or (iv) file suit or proceed to obtain or assert a claim for personal judgment against any other Person liable for the Payment Obligations or the Performance Obligations, or (v) make any effort at collection or enforcement of the Payment Obligations or the Performance Obligations from any such other Person, or (vi) exercise or assert any other right or remedy to which the Lender is or may be entitled in connection with the Payment Obligations or the Performance Obligations or any security or other guaranty therefor, or (vii) assert or file any claim against the assets of the Borrower or any other guarantor or other Person liable for the Payment Obligations or the Performance Obligations, or any part thereof, before or as a condition of enforcing the liability of the Guarantor under this Guaranty or requiring payment of said Payment Obligations or the performance of the Performance Obligations by the Guarantor hereunder, or at any time thereafter.

5.                  The Guarantor waives notice of the acceptance of this Guaranty and of the performance or nonperformance by the Borrower, demand for payment or performance from the Borrower or any other Person and notice of nonpayment or failure to perform on the part of the Borrower and all demands whatsoever, other than the demand for payment hereunder provided for in paragraph 2 hereof. To the extent allowed by applicable law, the Guarantor expressly waives and relinquishes all rights and remedies now or hereafter accorded by applicable law to guarantors and sureties, including, without limitation, any defense, right of offset or setoff, or other claim which Guarantor may have against the Borrower or the Lender or which the Borrower may have against the Lender or the holder of the Note.

6.                  No amendment of or supplement to this Guaranty, or waiver or modification of or consent under the terms hereof, shall be effective unless evidenced by an instrument in writing signed by the Guarantor and the Lender.

7.                  All payments hereunder shall be made in the currency of the United States of America and at the place and in the manner as provided in the Credit Agreement and the Note for payments by the Borrower.

8.                  The Guarantor hereby subordinates any and all claims it may have against the Borrower, including without limitation, all indebtedness of the Borrower to the Guarantor and any and all claims arising in respect of payments made by the Guarantor pursuant to this Guaranty, whether now existing or hereafter arising, to any and all claims by the Lender for amounts owing from the Borrower to the Lender under the Credit Agreement and the Note. The Guarantor further agrees that following any Event of Default all payments in respect of any indebtedness of the Borrower to the Guarantor shall be suspended and deferred, and the Guarantor shall not call, demand or enforce any right to receive such payments, shall thereafter hold any amounts or property received by the Guarantor in respect of any indebtedness of the Borrower in trust for the benefit of the Lender and shall forthwith deliver to the Lender any such amounts or property, for application to the Obligations. The Guarantor will deliver such further documents as the Lender may from time to time request evidencing such subordination.

9.                  Irrespective of any payment or performance by the Guarantor pursuant to this Guaranty, the Guarantor will not be subrogated in place of and to the claims and demands of the Lender or any other Person to whom payment has been made, nor will the Guarantor have any right to participate in any Lien or security now or hereafter held by or on behalf of the Lender until payment in full of all amounts guaranteed hereby and performance of all obligations undertaken herein.

10.              Any notices or other communications required or permitted to be given herein must be (i) given in writing and personally delivered or mailed by prepaid certified or registered mail, or (ii) made by facsimile delivered or transmitted, to the party to whom such notice of communication is directed, to the address of such party as follows: (A) Guarantor: Lilis Energy, Inc., 216 16th Street, Suite #1350, Denver Colorado 80202; (B) Lender: Independent Bank, 2100 McKinney Ave., Suite 1200, Dallas, Texas 75201 (Attention: Energy Lending), with a copy to Jackson Walker LLP, 2323 Ross Ave., Suite 600, Dallas, Texas 75201 (Facsimile No. 214/661-6671) (Attention: Frank P. McEachern). Any notice to be mailed or personally delivered may be mailed or delivered to the principal offices of the party to whom such notice is addressed. Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is mailed or personally delivered as aforesaid or, if transmitted by facsimile, on the day that such notice is transmitted as aforesaid. Any party may change its address for purposes of this Guaranty by giving notice of such change to the other parties pursuant to this paragraph.

11.              The Guarantor waives any and all rights and remedies of suretyship, including, without limitation, those it may have or be able to assert by reason of the provisions of Chapter 43 of the Texas Civil Practice and Remedies Code, as amended. The Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of the Borrower or any other guarantor of all or any part of the Obligations. The Guarantor expressly waives all notices of any kind, presentment for payment, demand for payment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, dishonor, diligence, notice of any amendment of any Loan Document, notice of any adverse change in the financial condition of the Borrower, notice of any adjustment, indulgence, forbearance, or compromise that might be granted or given by the Lender to the Borrower, and notice of acceptance of this Guaranty, acceptance on the part of the Lender being conclusively presumed by its request for this Guaranty and the delivery of this Guaranty to the Lender.

12.              This Guaranty is unconditional and unlimited, except that the Guarantor shall be liable under this Guaranty with respect to the Payment Obligations only for amounts aggregating up to the largest amount that would not render his or its guaranty obligation hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law applicable to this Guaranty.

13.              If this Guaranty is placed in the hands of an attorney for collection or is enforced by suit or through probate or bankruptcy court or through any other judicial or nonjudicial proceedings, the Guarantor shall pay to the Lender an amount equal to the reasonable attorneys’ fees and collection costs incurred by the Lender in the collection or enforcement of this Guaranty.

14.              The Guarantor waives any rights the Guarantor has under, or any requirements imposed by, (i) Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, (ii) Rule 31 of the Texas Rules of Civil Procedure, as amended, and (iii) Sections 51.003, 51.004 and 51.005 of the Texas Property Code, as amended.

15.              The Guarantor agrees to maintain its existence and good standing in the State of Nevada.

16.              The Guarantor (a) represents and warrants to the Lender that the Recitals hereto are true and correct, (b) represents and warrants to the Lender that the representations and warranties applicable to the Guarantor in the Credit Agreement are true and correct and (c) agrees with the Lender to comply with and be bound by the covenants and agreements in the Credit Agreement concerning the Guarantor.

17.              Jurisdiction and Venue. The Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of any United States federal or Texas state court sitting in Dallas, Dallas County, Texas in any action or proceeding arising out of or relating to this Guaranty, and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, and the Guarantor hereby specifically consents to the jurisdiction of the State District Courts of Dallas County, Texas and the United States District Court for the Northern District of Texas, Dallas Division. Nothing herein shall limit the right of the Lender to bring proceedings against the Guarantor in the courts of any other jurisdiction. Any judicial proceeding by the Guarantor against the Lender or any Affiliate of the Lender involving, directly or indirectly, any matter in any way arising out of, related to, or connected with this Guaranty shall be brought only in the State District Courts of Dallas County, Texas, or in the United States District Court for the Northern District of Texas, Dallas Division.

18.              WAIVER OF RIGHTS TO JURY TRIAL. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, UNCONDITIONALLY, AND IRREVOCABLY WAIVES (A) ANY OBJECTIONS THAT IT MAY NOW OR HEREAFTER HAVE TO PERSONAL JURISDICTION OR THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT BROUGHT IN ANY OF SAID COURTS, (B) ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (C) ANY RIGHT TO TRIAL BY JURY GRANTED BY STATUTE, RULE, COURT OR OTHERWISE IN ANY SUIT, ACTION, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION THAT RELATES TO OR ARISES OUT OF ANY OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE ACTS OR OMISSIONS OF THE LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR OTHERWISE WITH RESPECT THERETO, AND (D) TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL DAMAGES (AS DEFINED BELOW). THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT FOR THE LENDER’S ENTERING INTO THE CREDIT AGREEMENT. AS USED IN THIS SECTION, “SPECIAL DAMAGES” INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED).

19.              This Guaranty (i) may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and (ii) shall be binding upon the heirs, personal representatives successors and assigns of the Guarantor and shall inure to the benefit of, and shall be enforceable by, any party entitled to the benefits of this Guaranty, and their respective successors and assigns. The Guarantor may not assign his or its obligations hereunder.

20.              This Guaranty has been negotiated, is being executed and delivered, and will be performed in whole or in part, in the State of Texas. This Guaranty, the other Loan Documents, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted and enforced pursuant to the laws of the State of Texas (and the applicable federal laws of the United States of America) without giving effect to its choice of law principles.

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21.              THIS GUARANTY CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS GUARANTY AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty, or caused this Guaranty to be duly executed by its duly authorized representative, as of the date first hereinabove set forth.

LILIS ENERGY, INC.

By:	/s/ Abraham Mirman
Name:	Abraham Mirman
Title:	Chief Executive Officer

Signature Page to Guaranty